SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 16, 2004

Intermagnetics General Corporation

(Exact name of registrant as specified in its charter)

New York	1-11344	14-1537454

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Old Niskayuna Road, Latham, New York	12110

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 782-1122

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

5.02(b): Mr. James S. Hyde has informed the board of directors of Intermagnetics General Corporation (the “Company”) that he will retire as a director of the Company effective as of the conclusion of the Company’s annual meeting of shareholders, scheduled for November 16, 2004, or such later date to which such annual meeting may be adjourned.

     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERMAGNETICS GENERAL CORPORATION

Date: September 20, 2004	By:	/s/ Michael K. Burke

Michael K. Burke
Executive Vice President and
Chief Financial Officer